                             SHAREHOLDERS AGREEMENT


         This SHAREHOLDERS AGREEMENT (the "Agreement") is dated as of September 18, 2002 by and among the persons identified as shareholders on the signature pages attached hereto (individually, a "Shareholder" and collectively, the "Shareholders") and Valesc Inc., a Delaware corporation (the "Company").

         WHEREAS, the parties hereto deem it in their best interests to enter into this Agreement in order to set forth their respective rights and obligations in connection with the sale of shares of these shares of Common Stock;

         WHEREAS, the shares issued upon exercise of warrants are registered pursuant to a registration statement declared effective by the Securities and Exchange Commission on August 8, 2002;

         WHEREAS, the parties hereto desire to restrict the sale, assignment, transfer, encumbrance, or other disposition of Common Stock pursuant to the terms hereof;

         NOW, THEREFORE, for and in consideration of the mutual agreements and understandings set forth herein, the parties hereby agree as follows:


                                   ARTICLE I
                         DEFINITIONS AND RELATED MATTERS

         Section 1.1 Definitions. When used in this Agreement, the following terms shall have the meanings set forth below:

         "Common Stock" means the common stock, $.0001 par value per share, of the Company.

         "Disposition" means any (a) offer to sell, sale, contract to sell, pledge, grant of any option to purchase, grant of a security interest in or otherwise encumbering or directly or indirectly otherwise disposing of, any Shares or any security or other right that represents the right to acquire or receive any Shares, or (b) entering into any swap, hedge or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Shares, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of equity securities, in cash or otherwise.

         "Person" means an individual, partnership, limited partnership, limited liability company, foreign limited liability company, trust, estate, corporation, association, enterprise, custodian, trustee, executor, administrator, nominee, or entity in a representative capacity.

         "Personal Representative" means the executor, administrator, guardian, or other personal representative of any natural person who has become deceased or subject to Disability, or any successor or assignee thereof whether by operation of law or otherwise.

         "Securities Act" means the Securities Act of 1933, as amended from time to time and any successor statute thereto, and the rules and regulations promulgated thereunder.

         "Shareholders" has the meaning given in the preamble to this Agreement.

         "Shares" means the shares of Common Stock issued to the Shareholders on the date hereof upon exercise of warrants, in the amounts specified on the signature page hereto, and shall include the community interest, if any, of the spouse of such Shareholder in such Common Stock.

         Section 1.2 Related Definitional Matters. As used in this Agreement, pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context clearly otherwise requires. As used in this Agreement, the term "including" shall be construed to be expansive rather than limiting in nature and to mean "including without limitation", except where the context clearly otherwise requires.

         Section 1.3 Shares Subject to Agreement. This Agreement shall apply to all Shares acquired by each of the Shareholders on the date hereof upon exercise of warrants, in the amounts specified on the signature page hereto, whether such Shares constitute the separate property or community property of any of the individual Shareholders, and regardless of the capacity in which title to such shares is held or taken.

                                   ARTICLE II
                     RESTRICTIONS ON DISPOSITIONS OF SHARES

Section 2.1  Restrictions on Dispositions.

         (a) General Restriction. Notwithstanding that the Shares are registered under the Securities Exchange Act of 1933, as amended, no Shareholder, any spouse of any Shareholder, any Personal Representative of any Shareholder, or any legal representative, agent, or assignee of any Shareholder or any spouse of any Shareholder, as the case may be, shall make any Disposition of any Shares, or any right or interest therein, except as provided in this Article. The parties agree that the restrictions contained in this Agreement are fair and reasonable and in the best interests of the Company and the Shareholders.

         (b) Compliance with Securities Laws. Anything in this Agreement to the contrary notwithstanding, no Disposition of Shares otherwise permitted or required by this Agreement shall be made unless such Disposition is in compliance with federal and state securities laws.

         (c) Transferees Subject to Agreement. Except for Dispositions in accordance with paragraph (e) below, unless otherwise agreed to in writing by the Company, no Disposition of Shares shall be effective unless and until the transferee shall execute and deliver to the Company an Addendum Agreement in the form attached hereto as Exhibit A in which such transferee agrees to be bound by this Agreement and to observe and comply with this Agreement and with all obligations and restrictions imposed on Shareholders hereby; each person to whom a Disposition of Shares is permitted by this Agreement who receives a Disposition of Shares during the period when this Agreement is in effect, and who agrees in writing to be bound by the provisions hereof, shall thereafter become a "Shareholder" for all purposes of this Agreement.

         (d) Non-conforming Dispositions Void. Dispositions of Shares may only be made in strict compliance with all applicable terms of this Agreement, and any purported Disposition of Shares that does not so comply with all applicable provisions of this Agreement shall be null and

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void and of no force or effect, and the Company shall not recognize nor be bound by any such purported Disposition and shall not effect any such purported Disposition on the stock transfer books of the Company.

         (e) Volume Limitations. Beginning on the date 60 days after the date on which the Company's Common Stock is listed for trading on the OTC Bulletin Board, each of the Shareholders may dispose of up to 10% of the aggregate Shares they each own. Thereafter, on each one month anniversary, each of the Shareholders may dispose of up to 10% of their remaining Shares.

         Section 2.2 Endorsement of Stock Certificates. Conformed copies of this Agreement shall be filed with the Secretary of the Company and kept with the records of the Company at its principal office. An officer of the Company shall endorse each certificate representing the shares of Common Stock heretofore or hereafter issued by the Company by causing to be placed on the face thereof the following:

                  TRANSFER IS SUBJECT TO RESTRICTIVE STOCK LEGEND ON BACK

and by causing to be placed on the back thereof the following legend:

                  THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A SHAREHOLDERS AGREEMENT DATED AS OF SEPTEMBER 18, 2002, BY AND AMONG THE COMPANY AND CERTAIN OTHER PERSONS, WHICH AGREEMENT CONTAINS, AMONG OTHER PROVISIONS, RESTRICTIONS ON THE TRANSFER, SALE, PLEDGE, HYPOTHECATION, ASSIGNMENT, OR OTHER DISPOSITION OF THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE. A COPY OF SUCH SHAREHOLDERS AGREEMENT HAS BEEN FILED, AND IS AVAILABLE FOR REVIEW BY THE RECORD HOLDER OF THIS CERTIFICATE, AT THE PRINCIPAL OFFICE OF THE COMPANY.

         Section 2.3 Specific Performance. Each of the Shareholders acknowledges that it shall be impossible to measure in money the damage to the Company, if any of them or any transferee or any legal representative of any party hereto fails to comply with any of the restrictions or obligations imposed by this Article, that every such restriction and obligation is material, and that in the event of any such failure, the Company shall not have an adequate remedy at law or in damages. Therefore, each Shareholder consents to the issuance of an injunction or the enforcement of other equitable remedies against him at the suit of an aggrieved party without the posting of any bond or other security, to compel specific performance of all of the terms of this Article and to prevent any disposition of Shares in contravention of any terms of this Article, and waives any defenses thereto, including, without limitation, the defenses of (i) failure of consideration, (ii) breach of any other provision of this Agreement, and (iii) availability of relief in damages.

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                                   ARTICLE III
                                  MISCELLANEOUS

         Section 3.1 Manner of Giving Notice. All notices, requests, demands, and other communications required or permitted to be given or made hereunder by any party hereto shall be in writing and shall be deemed to have been duly given or made (a) if delivered personally, at the time of such delivery, (b) if transmitted by first class registered or certified mail, postage prepaid, return receipt requested, three business days after the date of such mailing, (c) if sent by prepaid overnight delivery service, the next business day after being sent, or (d) if transmitted by cable, telegram, facsimile, or telex, at the time of such transmission, in each case to the parties at the following addresses (or at such other addresses as shall be specified by the parties by like notice):

         If to the Company:

                  Valesc Inc.
                  2300 Coit Road, Suite 300B
                  Plano, TX 75075
                  Fax:  (972) 496-5135

         With a copy to:

                  Hecht & Associates, P.C.
                  60 East 42nd Street, Suite 5101
                  New York, NY 10165
                  Attn:  Perry Nagle, Esq.
                  Fax:  (212) 490-3263

If to a Shareholder, at the address on file with the Company on the date hereof.

         Any such notice shall, if delivered personally, be deemed received upon delivery; shall, if delivered by telecopy, be deemed received when confirmed; and shall, if delivered by mail, be deemed received upon the earlier of actual receipt thereof or five business days after the date of deposit in the United States mail.

         Section 3.2 Waiver of Notice. Whenever any notice is required to be given to any Shareholder under the provisions of this Agreement, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

         Section 3.3 Counterpart Signatures. This Agreement may be executed in any number of counterparts, all of which together shall constitute a single instrument. It shall not be necessary that any counterpart be signed by all of the Shareholders so long as each counterpart shall be signed by one or more of the Shareholders and so long as each of the other Shareholders shall sign at least one counterpart which shall be delivered to the Company.

         Section 3.4 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable; this Agreement shall be construed and

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enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement. Furthermore, in lieu of each such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.


         Section 3.5  Entire Agreement; Amendments.

         (a) This Agreement supersedes all prior agreements among the parties with respect to the subject matter hereof. This Agreement contains the entire agreement among the parties with respect to such subject matter and may not be amended, supplemented, or discharged, and no provision hereof or thereof may be modified or waived, except by an instrument in writing signed by the Company and all persons then a party to this Agreement as Shareholders of the Company.

         (b) No waiver of any provision hereof by any party shall be deemed a waiver by any other party nor shall any such waiver by any party be deemed a continuing waiver of any matter by such party.

         (c) No amendment, modification, supplement, discharge or waiver hereof or hereunder shall require the consent of any person not a party to this Agreement as a Shareholder or as the Company.

         Section 3.6 Governing Law and Jursidiction. This Agreement shall be governed and construed in accordance with the laws of the State of New York, without regard to the conflicts of law principles of such state. For purposes of any dispute under this Agreement, the parties consent to the exclusive jurisdiction of the federal district court for the Southern District of New York.

         Section 3.7 Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Company and each Shareholder and its respective heirs, permitted successors, permitted assigns, permitted distributees and legal representatives, and by their signatures hereto, the Company and each Shareholder intends to and does hereby become bound. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the parties hereto and their respective permitted successors and assigns any legal or equitable right, remedy or claim under, in or in respect of this Agreement or any provision herein contained.

         Section 3.8 Future Actions. The Company and the Shareholders shall execute and deliver all such future instruments and take such other and further action as may be reasonably necessary or appropriate to carry out the provisions of this Agreement and the intention of the parties as expressed herein.

         Section 3.9 Headings; Exhibits. All article and section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or inference shall be derived therefrom. The Exhibits attached hereto and referred to herein are a

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part of this Agreement as if fully set forth herein. All references to Sections and Exhibits shall be deemed references to such parts of this Agreement, unless the context shall otherwise require.

         Section 3.10 Termination of this Agreement. Notwithstanding any provision of this Agreement to the contrary, but subject to the provisions of the following sentence, this Agreement shall immediately and automatically terminate, without any further action by any party, upon the consummation of any merger or consolidation to which the Company is a party and is not the surviving entity (the Company shall not be deemed to be the surviving entity except in the case of any merger or consolidation immediately following which a majority of the capital stock of the surviving or resulting company shall be held by the Shareholders).

         IN WITNESS WHEREOF, the parties have executed this Agreement, or caused this Agreement to be executed by their duly authorized representatives, all as of the day and year first above written.

                                       VALESC INC.


                                       By:
                                           -------------------------------------
                                       Name:  Jeremy Kraus
                                       Title:  Chief Executive Officer


                                       SHAREHOLDERS:



                                       -----------------------------------------
                                       Harry Kraus - 50,000 Shares



                                       -----------------------------------------
                                       Edward Kraus - 100,000 Shares



                                       -----------------------------------------
                                       Milton and Golda Toorans - 50,000 Shares

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                                                                       EXHIBIT A


                           FORM OF ADDENDUM AGREEMENT

         This Addendum Agreement is made as of ________________________, 200__, by and among ____________________________________________ (the "New
Shareholder") and ____________________________________________, the New
Shareholder's spouse, and VALESC INC., a Delaware corporation (the "Company"), pursuant to that certain Shareholders Agreement dated as of September ___, 2002 (the "Agreement"), by and among the Company and certain of its Shareholders (as defined in the Agreement).

         WHEREAS, the Company and the Shareholders entered into the Agreement to impose certain restrictions and obligations upon themselves, and to provide certain rights, with respect to the common stock of the Company (the "Common Stock"); and

         WHEREAS, the New Shareholder desires to become a Shareholder of the Company; and

         WHEREAS, the Company and the Shareholders have required in the Agreement that all persons to whom shares of Common Stock subject to the Agreement are transferred and any other person acquiring shares of Common Stock must enter into an Addendum Agreement binding the New Shareholder to the Agreement to the same extent as if he was an original party thereto and imposing the same restrictions and obligations on the New Shareholder and the shares of Common Stock to be acquired by the New Shareholder as are imposed upon the Shareholders under the Agreement;

         WHEREAS, the New Shareholder shall be subject to the volume limitations set forth in the table in Section 2.1(e) of the Agreement;

         NOW, THEREFORE, in consideration of the mutual promises of the parties and as a condition of the purchase of Common Stock, the New Shareholder acknowledges that he has received and read the Agreement and that the New Shareholder shall be bound by, and shall have the benefit of, all of the terms and conditions set out in the Agreement to the same extent as if he was an original party to the Agreement. In the vent the New Shareholder is part of a transfer from a Shareholder to more than one person, then for purposes of the volume limitations in Article II, all of the shares of the transferees shall be aggregated. This Addendum Agreement shall be attached to and become a part of the Agreement.



-----------------------------------
New Shareholder

Address:

-----------------------------------

-----------------------------------

         AGREED TO as of the date written above by the undersigned for itself and on behalf of the Shareholders of the Company pursuant to the Agreement:


VALESC INC.


By:
   --------------------------------
Name:
Title: